NEA Valuebuilder Variable Annuity AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated June 1, 2011,
To the Prospectus

Effective July 8, 2011, the Subaccount listed in the left-hand column of the table below (“Closing Subaccount”) will no longer be available for the allocation of Purchase Payments or the transfer of Contract Value. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging, Asset Reallocation, and Rebalancing Programs (collectively referred to as “Automatic Investment Program”). If you have Contract Value in the Closing Subaccount on July 8, 2011, however, your Contract Value will remain invested in the Subaccount until you make a transfer or withdrawal out of the Closing Subaccount.

In the event that we receive a request on or after July 8, 2011, to allocate to the Closing Subaccount, we currently anticipate we will handle those transactions as follows:

New Applications: If we receive an application for a Contract with an allocation to the Closing Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts: If we receive a Purchase Payment for an existing Contract with an allocation to the Closing Subaccount (including cases in which an Extra Credit Rider is in effect), we will allocate the applicable portion of the payment to the Redirect Subaccount listed in the table below opposite the Closing Subaccount. If you have in effect an automatic allocation to the Closing Subaccount pursuant to an Automatic Investment Program, those automatic transactions will be terminated effective as of the close of business on July 8, 2011. If you wish to set up a new Dollar Cost Averaging Option, Asset Reallocation Option, or a Rebalancing Program (without the Closing Subaccount) you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Closing Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Please see the Fund prospectuses for more information the Underlying Funds in which the Redirect Subaccounts Invest.

Closing Subaccount	Redirect Subaccount
Invesco Small Cap Growth	Dreyfus General Money Market

Please Retain This Supplement For Future Reference